U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): October 9, 2003


                             PRELUDE VENTURES, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)

      000-49950                                      98-0232018
      ----------------                          --------------------
      (Commission File No.)              (IRS Employer Identification No.)


                              1400 N. Gannon Drive
                                    2nd Floor
                            Hoffman Estates, IL 60194
                                 (847) 310-1400
          (Address and telephone number of principal executive offices and place of business)

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.


On October 9, 2003, the Board of Directors of the Registrant appointed the following individuals to the Board of Directors


         Name                       Age     Position
         -------------------------------------------------------------------------------
         Jesse Fuller               60      Chairman of the Board of Directors, CEO and President
         Lawrence J. Griffin        40      Vice-Chairman of the Board, President of Tri-State Acquisition Corp.
         Christopher A. Hanson      51      Director, Senior Vice President of Marketing & Legal Affairs
         Al Giudice                 42      Director and Secretary
         George L. Riggs, III       53      Director and Interim Chief Financial Officer
         Richard Steifel            69      President of Alliance Petroleum, Inc.
         Donald Mago                41      Chief Operating Officer
         Frank Mago                 42      Senior Vice President
         Al Cilella                 58      Vice-President and Asst. to Chairman



The biographies of the new Directors and Officers are as follows:

JESSE FULLER      60       CHAIRMAN OF THE BOARD OF DIRECTORS, CEO AND PRESIDENT
Jesse Fuller has been in the financial, insurance and real estate business for over 20 years. He is the president of the following companies: Since February 1998, President of American Group Financial, Inc., an equipment leasing company that is licensed by the State of Illinois as consumer finance company. Also since January 1997, President of ProTec Security Company, which makes special identification tags used for tagging assets of corporations and other entities, which is the only approved vender for tagging and tracking assets for the Chicago Public Schools. And since April 1997, President of Health Care Benefits, Ltd., which is in the Senior Life Settlement business, which consists of purchasing life insurance policies from seniors that can not afford the payment of the premiums, and pays them a percentage of the policy amount according to the life expectancy and premiums to be paid.

He is also, since January 2003, the Chairman of the Board of Alliance Petroleum Products Company, which is a blender and bottler of oil and anti-freeze, and is to be a subsidiary of Registrant. Mr. Fuller was educated at Southeastern Illinois College and Aurora Business College. He holds licenses in the following: Illinois real Estate License, Illinois Insurance License, Life, Casualty, Accident, Health and Fire Consumer Finance Company. He is a member of the American Association of Equipment Leasing and General Insurance Association.

LAWRENCE J. GRIFFIN     40      VICE-CHAIRMAN OF THE BOARD, PRESIDENT OF
TRI-STATE ACQUISITION CORP.
Lawrence J. Griffin has been in the automotive aftermarket for his entire career. He has been President and part owner of the following automotive related companies: GMG Partners LLC, Tri-State Stores, Inc. and SASCO Springfield Auto Supply Company. He is part owner and President of Top Notch Parts Distributors, Inc., a tire distributor located in Brookfield, WI. Lawrence has held leadership positions in the automotive aftermarket such as Executive Committee member and Product Committee member of Parts Plus, a nationally recognized marketing group with combined sales of $1 billion. Before his involvement with Parts Plus, Lawrence was a Board of Director and Marketing Committee member of the National Pronto Association, a nationally recognized marketing group with combined sales of 700 million dollars. He is a graduate of DePaul University in Chicago. While at DePaul he majored in Political Science and International Relations. He attended Triton Community College and was student government president in 1982-83.


CHRISTOPHER A. HANSON   51      DIRECTOR, SENIOR VICE PRESIDENT OF
MARKETING & LEGAL AFFAIRS
Christopher A. Hanson has a degree in engineering from the University and Michigan and a law degree. After practicing law, he entered business, and in 19, he joined Alliance Petroleum Products Company. He has a seat on the commodities exchange and traded for the last 4 years.


AL GIUDICE        42       DIRECTOR AND SECRETARY
Al Giudice is a CPA and Licensed attorney in Illinois is the founder and president of Giudice Law Offices, Ltd. He also holds a Masters in Law Degree in Taxation. He is vice president of GMG Partners, LLC (since 1997), Tri-State Stores, Inc. (since 1997) and SASCO Springfield Auto Supply Company (since 1996) , companies related to the automotive parts industry. He is president of Lancor Equities, Ltd. a real estate company since 1992. He vice president of Top Notch Parts Distributors, Inc. a Wisconsin tire distributor (since 1995). He is manager of WW Engineering Company LLC a metal fabrication company (since 1996). He is vice president of Altitude Plus LLC in the oral care industry (since
2002). He is president of NRG International, Limited, a Hong Kong toy company (since 2002). He is president of Cool Products Corp USA, a toy company (since
1991). He was a manager of Inland Great Lakes LLC from 1996-2003, a real estate developer. He received his B.B.A. from Loyola University in 1982 with a major in public accounting. He received his J.D. in 1985 from the John Marshall Law School. He received his LLM from John Marshall Law School in 1987.


GEORGE L. RIGGS, III, C.P.A., 53, DIRECTOR AND INTERIM CHIEF FINANCIAL OFFICER. George L. Riggs, III, C.P.A., was the founder and Managing partner of Riggs & Associates, LLP prior to joining the firm of Centerprise/Scillia Dowling & Natarelli (formerly Simione Scillia Larrow & Dowling LLC) as an audit and accounting principal. He left the firm in October 2002 to return to a solo practice. He specializes in public and privately held corporations, with significant experience in mergers and acquisitions, litigation support, and bankruptcy and reorganizations matters. He has over twenty-five years experience in public accounting, including 13 years as a partner at Deliotte & Touche, LLP. He spent ten years as the Professional Practice Director for the Hartford, New Haven and Waterbury offices. In this position, he was responsible for the review of all engagements to ascertain compliance with professional guidelines and technical consultations on all clients in the areas of accounting, auditing and securities. He is a graduate of the University of Hartford where he received the Regents Honor award for graduating first from the school of business administration. He also holds an MBA degree from the University of Connecticut with a specialization in finance. He received a certificate of merit from the Massachusetts Society of CPAs for passing the CPA exam at the first sitting. George has conducted many continuing education seminars for his prior firms and the Connecticut Society of CPAs as well as spoken to many professional groups on certain industry, technical and financing subjects. He holds a CPA certificates in Connecticut and Vermont. He is a member of the American Institute of Certified Public Accountants, the Connecticut Society of Certified Public Accountants, and Mr. Riggs is also Chief Financial Officer of Humana Trans Services Holding Corp, ("HTSC"), traded on the OTC BB, since July 1, 2003.


RICHARD STEIFEL   69       PRESIDENT OF ALLIANCE PETROLEUM, INC.
Attended the University of Illinois. He joined Sovereign Oil in 1956, and grew it into a basic compounder, blender and packager of oil which developed into one of the largest independent oil company producing up to 500,000,000 million quarts annually in five plants located throughout the United States. Sovereign packaged for Valvoline, Amoco, Mobil, Exxon and may other large retailers, including K-mart, Montgomery Ward, Howard Bros, Safeway, etc. He sold Sovereign in 1978. IN 1986 he formed Alliance Petroleum Products Company, which provides proprietary and private label packaged automotive oil and related products. It also provides bulk product to the Industrial and Installer market.


DONALD MAGO                41       CHIEF OPERATING OFFICER
Donald Mago has been in the automotive aftermarket for his entire career. Donald has held leadership positions within the following companies: GMG Partners LLC., Tri-State Stores, Inc. and SASCO Springfield Auto Supply Company. Donald is also an owner and Vice President of Top Notch Parts Distributors, Inc., a tire distribution company in Brookfield, WI. Donald started his professional career as a Customer Service Manager and advanced through the following positions:
Warehouse Manager, Operations Manager, Director of Operations, Vice President of Operations, Chief Operations Officer. He also held a position as an outside salesman before starting his management career. Donald was instrumental in the creation of the overall company vision, culture and strategic planning. His outside interest were as a Parish Council Member of St. Peter's Parish which is his local Catholic Church and helping assist in the coaching of his son's basketball team. Donald graduated in 1984 from Elmhurst College Illinois with a BAS/Bachelors Degree in Business Management.


FRANK MAGO                 42       SENIOR VICE PRESIDENT
Frank Mago has held the position of Vice President of Finance of GMG Partners LLC, Sasco Springfield Auto Supply, Tri-States Stores since 1997. Frank automotive career path began at Tri-State Automotive Warehouse in 1987. Held the position of the main buyer from 1987-1995 and was responsible for handling maintaining control over the inventory. Became controller of Tri-State Automotive in 1993. Was a member of Automotive Warehouse Distributors
Association from 1990-2001. Was an active member of the National Pronto Association and the Parts Plus Association. Frank is also an owner/treasurer of Top Notch Parts Distributors Inc, a tire distribution company in Wisconsin. Graduated from Northern Illinois University with bachelor's degree in accounting in 1983. Passed the CPA exam in 1985. Frank was in the Auditing department of Blue Cross Blue Shield of Illinois from 1984-1987.



AL CILELLA        58       VICE-PRESIDENT AND ASST. TO CHAIRMAN
From 1991 to 1995, as President, formed and operated Transport Advertisers Agency, Inc. A company which introduced IN TAXI cab advertising primarily in the Chicago market, along with other national large and small markets. The company marketed, sold advertising and maintained over 5,000 cabs nationally. From 1995 to the present as, President, developed and operated National Resources, Inc., which is a consulting product and services sourcing and sales organization. Also 2000 to present, created and developed as President, Great Northern Financial, which was merged into Ascot Financial Group, Inc., in 2002, which provides commercial financial services to the corporate business community, real estate developers and small to mid-sized business.



ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

On October 9, 2003, the Registrant entered into a Stock Purchase Agreement ("Alliance Agreement") with Alliance Petroleum Products Company, and a Rider to Agreement and Plan of Merger ("Rider"). Under the Alliance Agreement, Registrant issued 5,000,000 shares of common stock for all of the 757,864 issued and outstanding shares of common stock of Alliance Petroleum Products Corp. Under the terms of the Rider, the shareholders of Alliance Petroleum Products Corp. have the option to re-acquire the 757,864 issued and outstanding shares of common stock of Alliance from the registrant, if they choose, if a letter of commitment for the payoff of the secured debt of Alliance Petroleum Products Corp. with Harris Bank is not secured within 150 days from the date of the execution of the Alliance Agreement.

Also on October 9, 2003, the registrant entered into an Agreement to purchase an option to purchase the assets and certain liabilities of Tri-State Stores, Inc., an Illinois Corporation ("Tri-State"), GMG Partners LLC, an Illinois Limited Liability Company ("GMG") and SASCO Springfield Auto Supply Company, a Delaware Corporation, ("SASCO") (Tri-State, GMG and SASCO are collectively referred to herein as "TSG"), for the payment of FIVE HUNDRED THOUSAND DOLLARS ($500,000). The option is exercisable upon the purchase of the net assets of TSG for approximately THREE MILLION DOLALRS ($3,000,000).

In addition, on October 9, 2003, the Registrant entered into an agreement with the shareholders of Motor Parts Warehouse, Inc. ("MPW"), of St. Louis, Missouri, for the option to purchase all of the outstanding shares ("MPW Option"). In payment of this option, Registrant issued 5,000,000 shares of common stock. Upon exercise of the MPW Option, Registrant will pay an additional 5,000,000 shares of common stock to the shareholders of MPW, and Two Million Two Hundred Thousand Dollars ($2,200,000), this option can not be exercised until after the refinancing of the TSG debt, of approximately $3,000,000.

The Registrant, effective October 10, 2003, relocated its offices to 1400 N. Gannon Drive, 2nd Floor, Hoffman Estates, IL 60194, telephone number of (847) 310-1400. The offices are co-located with office of Jesse Fuller, Chairman, CEO and President of the Registrant, occupying approximately 4,000 square feet. The registrant is not subject to a lease and does not pay rent, and the space is sufficient for the Registrant's needs for the foreseeable future.

As previously reported on the Current Report on Form 8-K, filed April 15, 2003, the Registrant, Prelude Ventures, Inc., on April 1, 2003, entered into a definitive agreement to acquire an aggregate of 10,000,000 shares of common stock, being all of the issued and outstanding shares of Pascal Energy, Inc. from that company and its shareholders. Prelude has agreed to issue and or exchange the following shares: with the date of April 1, 2003, 5,000,000 common voting shares, restricted under rule 144 of the Sec. Act, and in such form as requested by the sellers; and at a later date, issue 5,000,000 shares common voting shares, restricted under rule 144 of the Sec. Act, and in such form as requested by the sellers, subject to Prelude paying not less than $1,000,000 accumulated dividend to its shareholders of record.

The Registrant has determined that the transaction can not be completed, due to the inability to complete a comprehensive due diligence and difficulties in completing an audit of the financials of Pascal Energy. The shares of common stock, previously issued in anticipation of the completion of the transaction are to be returned to the treasury of the Registrant and cancelled.



ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

Effective October 10, 2003, Anthony Sarvucci, resigned as a Director and Officer of the Registrant. The resignation was accepted by the Board of Directors on

October 10, 2003. Mr. Sarvucci, in his resignation letter did not advise the Registrant of any disputes with respect with the Registrant on any matter relating to the Registrant's operations, policies or practices. Mr. Sarvucci is to receive a total of 200,000 shares of common stock as his entire compensation for servicing as Sole Director and Officer of the Registrant from April 15, 2003 until October 10, 2003.


ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit 10.1      Agreement and Plan of Reorganization for Stock Purchase Agreement of Alliance Petroleum
                  Products Company
Exhibit 10.2      Rider to Agreement and Plan of Merger
Exhibit 10.3      Agreement and Plant of Reorganization to Purchase Option to Purchase Motor Parts Warehouse, Inc.
Exhibit 10.4      Option to Purchase Motor Parts Warehouse, Inc. from shareholders
Exhibit 10.5      Agreement and Plan of Reorganization to Purchase the Option to Purchase the Assets of Tri-State
                  Stores, Inc., GMG Partners LLC, and SASCO Springfield Auto Supply Company.
Exhibit 10.6      Option to Purchase the Assets of -State Stores, Inc., GMG Partners LLC, and SASCO Springfield
                  Auto Supply Company.
Exhibit 17.       Letter of resignation of Anthony Sarvucci


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2003

                                                     Prelude Ventures, Inc.

                                                     By:      Jesse Fuller
                                                     ------------------------
                                                     Jesse Fuller, President